Exhibit 99.1

LIST OF EXECUTIVE OFFICERS AND

DIRECTORS OF THE REPORTING PERSONS

The following information is provided for each of the directors and executive officers of the Reporting Persons as of the date of the event which requires the filing of this statement, November 17, 2009:

•	name;

•	residence or business address; and

•	present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted.

Directors and Executive Officers of Coari as of November 17, 2009

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Residence or business address	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted
José Mauro Mettrau Carneiro da Cunha	Praia de Botafogo 300, 11th floor, room 1101, Botafogo, Rio de Janeiro, RJ, Brazil	Charmain of Board of Directors of Telemar, TNL and Coari

João de Deus Pinheiro Macedo	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Planning officer of TNL

Eurico de Jesus Teles Neto	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Legal officer of Telemar

José Augusto da Gama Figueira	Praia de Botafogo 300, 11th floor, room 1101, Botafogo, Rio de Janeiro, RJ, Brazil	Director of TmarPart and Chief Executive Officer of Instituto Telemar

Antonio Cardoso dos Santos	SQS, nº 112 - Bloco C - apto. 602 - Brasília/DF, Brazil	Director of Telemar and Coari

Luiz Eduardo Falco Pires Corrêa	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Chief Executive Officer of TNL, Telemar and Coari

Alex Waldemar Zornig	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Chief Financial Officer of TNL, Telemar and Coari

Paulo Altmayer Gonçalves	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Executive Officer of TNL, Telemar and Coari

Júlio Cesar Pinto	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Executive Officer of TNL, Telemar and Coari

Directors and Executive Officers of Telemar as of November 17, 2009

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Residence or business address	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted
José Mauro Mettrau Carneiro da Cunha	Praia de Botafogo 300, 11th floor, room 1101, Botafogo, Rio de Janeiro, RJ, Brazil	Charmain of Board of Directors of Telemar, TNL and Coari

Luiz Eduardo Falco Pires Corrêa	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Chief Executive Officer of TNL, Telemar and Coari

João de Deus Pinheiro Macedo	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Planning officer of TNL

Eurico de Jesus Teles Neto	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Legal officer of Telemar

João Carlos de Almeida Gaspar	Rua Joaquim Floriano 100, 19th floor, suite 191, Itaim Bibi, São Paulo, SP, Brazil	Chief Executive Officer of Unity Capital Gestão de Investimentos

Alex Waldemar Zornig	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Chief Financial Officer of TNL, Telemar and Coari

Júlio Cesar Pinto	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Executive Officer of TNL, Telemar and Coari

Paulo Altmayer Gonçalves	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Executive Officer of TNL, Telemar and Coari

Francisco Aurélio Sampaio Santiago	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Executive Officer Telemar

Directors and Executive Officer of TNL as of November 17, 2009

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Residence or business address	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted
José Mauro Mettrau Carneiro da Cunha	Praia de Botafogo 300, 11th floor, room 1101, Botafogo, Rio de Janeiro, RJ, Brazil	Charmain of Board of Directors of Telemar, TNL and Coari

Otávio Marques de Azevedo	Rua Dr. Geraldo Campos Moreira 375 — 9th floor, Brooklin Novo, São Paulo, SP, Brazil	Chief Executive Officer of AG Telecom S.A. and Andrade Gutierrez Telecomunicações Ltda. and President of Grupo Andrade Gutierrez S.A.

Alexandre Jereissati Legey	Av. Dr. Chucri Zaidan, 920 Torre I, 16th floor, Vila Cordeiro, SP, Brazil	Chief Financial Officer and Investor Relations Officer of L.F. Tel S.A. and La Fonte Telecom S.A.

Pedro Jereissati	Av. Dr. Chucri Zaidan, 920 Torre I, 16th floor, Vila Cordeiro, SP, Brazil	Executive Officer of LF Tel S.A. and La Fonte Telecom S.A.

Fernando Magalhães Portella	Avenida Sernambetiba, 3600 Bl 03 cj. 902., Rio de Janeiro, RJ, Brazil	Chief Executive Officer of Organização Jaime Camara

Álvaro Furtado de Andrade	Rua Sinval de Sá nº. 70, Belo Horizonte, MG, Brazil	Director of Andrade Gutierrez S.A., Andrade Gutierrez Participações and Andrade Gutierrez Concessões

João Pedro Amado Andrade	Praia de Botafogo, 300, 4 th floor, Botafogo, Rio de Janeiro, RJ, Brazil	Member of Executive Committee of Andrade Gutierrez S.A.

Caio Marcelo de Medeiros Melo	Av. República do Chile, n. 100, 2202, Centro, Rio de Janeiro, Brazil	Head of the monitoring department and portfolio management (capital markets area) of Banco Nacional de Desenvolvimento Econômico e Social

Luiz Eduardo Falco Pires Corrêa	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Chief Executive Officer of TNL, Telemar and Coari

Alex Waldemar Zornig	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Chief Financial Officer of TNL, Telemar and Coari

Paulo Altmayer Gonçalves	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Executive Officer of TNL, Telemar and Coari

Júlio Cesar Pinto	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Executive Officer of TNL, Telemar and Coari

Francisco Aurélio Sampaio Santiago	Rua Humberto de Campos, 425/8th floor -Leblon, 22430-190 Rio de Janeiro, RJ, Brazil	Executive Officer Telemar

Directors and Executive Officers of TmarPart as of November 17, 2009

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Residence or business address	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted
Otávio Marques de Azevedo	Rua Dr. Geraldo Campos Moreira 375 — 9th floor, Brooklin Novo, São Paulo, SP, Brazil	Chief Executive Officer of AG Telecom S.A. and Andrade Gutierrez Telecomunicações Ltda. and President of Grupo Andrade Gutierrez S.A.

Pedro Jereissati	Av. Dr. Chucri Zaidan, 920 Torre I, 16th floor, Vila Cordeiro, SP, Brazil	Executive Officer of LF Tel S.A. and La Fonte Telecom S.A.

José Augusto da Gama Figueira	Praia de Botafogo 300, 11th floor, room 1101, Botafogo, Rio de Janeiro, RJ, Brazil	Director of TmarPart and Chief Executive Officer of Instituto Telemar

Carlos Francisco Ribeiro Jereissati	Av. Dr. Chucri Zaidan, 920 Torre I, 16th floor, Vila Cordeiro, SP, Brazil	Chief Executive Officer of Jereissati Participações S.A., L.F. Tel S.A., and La Fonte Telecom S.A.

João Pedro Amado Andrade	Praia de Botafogo, 300 - 4th floor – Botafogo, Rio de Janeiro, RJ, Brazil	Member of Executive Committee of Andrade Gutierrez S.A.

Caio Marcelo de Medeiros Melo	Av. República do Chile, n. 100, 2202, Centro, Rio de Janeiro, Brazil	Head of the monitoring department and portfolio management (capital markets area) of Banco Nacional de Desenvolvimento Econômico e Social

Celso Fernandez Quintella	Praia de Botafogo n.º 300, 11th floor, Rio de Janeiro, RJ, Brazil	Executive Officer of TmarPart

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